UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒  Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Prudential Financial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

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Prudential

Admission Ticket

ANNUAL MEETING OF SHAREHOLDERS

May 13, 2008, 2:00 p.m. EDT at
Prudential's Corporate Headquarters,
751 Broad Street, Newark, New Jersey

You can vote by telephone or Internet!
Available 24 hours a day 7 days a week!
VOTING INSTRUCTIONS ARE LOCATED ON THE BACK OF THIS CARD

Voting Instruction Form

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals

The Board of Directors recommends a vote FOR the Election of Directors.

1. Election of Directors: 01 - Frederic K. Becker, 02 - Gordon M. Bethune, 03 - Gaston Caperton, 04 - Gilbert F. Casellas, 05 - James G. Cullen, 06 - William H. Gray III, 07 - Mark B. Grier, 08 - Jon F. Hanson, 09 - Constance J. Horner, 10 - Karl J. Krapek, 11 - Christine A. Poon, 12 - John R. Strangfeld, 13 - James A. Unruh

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☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

01	02	03	04	05	06	07	08	09	10	11	12	13
☐	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐

The Board of Directors recommends a vote FOR Proposal 2 .

	For	Against	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as independent auditor for the year ending December 31, 2008.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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1 U P X

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<STOCK#> 00V3QI

If you wish to attend and vote at the meeting, please bring this Admission Ticket and identification with you. Central Ave From NJ Turnpike (North & South); George Washington Bridge; Lincoln Tunnel: Take the NJ Broad NJPAC Turnpike to Exit 15W. Take Rte. 280 West to Exit 15A-B (first exit across bridge, staying left and St Park following ramp until reaching Rte. 21/McCarter Highway, Turn right onto Rte. 21/McCarter Highway. New St Place Center St Follow Rte. 21 South/McCarter Highway to Edison Place. Turn right onto Edison Place. The Edison Military B Park r Parking Lot will be on your left. ashington W o Mulberry N a dSt From the Holland Tunnel (Lower Manhattan): Exit the Holland Tunnel, follow signs to Pulaski McCarter S Skyway. Take the exit marked Raymond Blvd./Newark, proceed down ramp to the stop sign, t Park (Foundry St.) continue straight ahead. At second stop sign make a right onto Raymond Blvd. (one Park St High Map not to scale S t way) to Mulberry St (three traffic lights after Amtrak overpass/Penn Station Newark). Make a left w ay St Raymond Blvd onto Mulberry St. Turn left onto Edison Place (one block after Market St). Edison Parking Lot will be on your right. Commerce St Academy St From Staten Island: Cross Goethals Bridge. Proceed onto the New Jersey Turnpike (North). Exit Prudential Corporate McCarter the Turnpike at 13A. After paying the toll stay to the left following signs for “Rte 1&9 North - Newark”, Headquarters Newark Halsey Clinton St M Penn exiting Rte. 1 & 9 North (From left side of roadway) at “Rte 21 Newark”. Follow signs to McCarter Bank St ulberry St S t Station Hwy/Rte 21 Newark. Take McCarter Hwy/Rte 21 to Edison Place (approximately 2.5 miles). Make B Market St Highwa left onto Edison Place. Edison Parking Lot will be on your left. r o a d From Route 24; Route 78 East: Take Exit 57. Follow signs to Rte 21 North. Take McCarter Hwy/Rte Edison Place S y 21 North to Edison Place. Make left onto Edison Place. Edison Parking Lot will be on your left. Branford Place t Edison From Route 280 East: Take Exit 15 for Rte 21 South. Turn right at McCarter Hwy/Rte 21 South. Visitor Lot Follow Rte. 21/McCarter Highway to Edison Place. Make right onto Edison Place. Edison Parking Hamilton St Prudential Center Lot will be on your left. From Garden State Parkway (North & South): Take Exit 145 for Rte 280 East. Follow Rte 280 East to Exit 15 for Rte 21 South. Turn right at McCarter Hwy/Rte 21 South. Follow Rte. 21/McCarter Highway to Edison Place. Make right onto Edison Place. Edison Parking Lot will be on your left. SHAREHOLDERS MUST BRING THIS ADMISSION TICKET TO THE ANNUAL MEETING. This ticket admits a shareholder and one guest. All meeting attendees must present valid photo identification. For your safety, all personal items including bags, purses and briefcases are subject to inspection. The use of photographic and recording devices is prohibited in the building. Cell phone use is permitted only in the first floor lobby. No personal items, with the exception of purses, may be carried into the meeting area. The location is accessible to handicapped persons and, upon request, we will provide wireless headsets for hearing amplification. 3 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 Proxy — Prudential Financial, Inc. This proxy is solicited on behalf of the Board of Directors of Prudential Financial, Inc. for the Annual Meeting of shareholders to be held at 2:00 p.m. on May 13, 2008. The administrator for the international portion of the Prudential Stock Purchase Plan and the Prudential International Stock Purchase Plan (collectively “the Plan”), Computershare Shareholder Services, Inc., will be recording and tabulating votes associated with the Plan. You are eligible to vote if you own at least one share of Prudential Financial, Inc. Common Stock under the terms of the Plan, registered in your name with the Administrator as of the close of business on the record date of March 14, 2008. Shares voted will be counted at the Annual Meeting of Shareholders to be held on May 13, 2008, at Prudential’s Corporate Headquarters, 751 Broad Street, Newark, New Jersey or at any adjournment or postponement thereof. Items to be voted upon are listed on the reverse side of this Voting Instruction Form and are more fully set forth in the proxy statement. Your vote will be tabulated as directed on the reverse side of this form, if properly completed and signed. If no choice is made, your shares will be voted in accordance with the recommendation of the Board of Directors. Your vote must be received by 11:59 p.m. EDT on May 7, 2008, in order to be counted at the annual meeting of shareholders. Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 13, 2008. The Proxy Statement, Annual Report to Shareholders and other proxy materials are available at www.investor.prudential.com. Voting Instructions To vote using the Telephone To vote using the Internet To vote by Mail Call (781) 575-2300 any time on a touch have access to the Internet, you can Complete and sign the Voting Instruction Form tone telephone. complete the process in a few easy steps: on the reverse side of this document. Follow the instructions provided by the Return the form in the enclosed self addressed recorded message. Step 1: Go to www.investorvote.com and follow the instructions. envelope or send it to Prudential Financial, Step 2: Click the View buttons to see the proxy Inc., c/o Computershare Investor Services, PO statement, which contains details of the Box 43110, Providence, RI 02940-3110. proposals to be voted on, or to see the annual report. Please note that you can also view the annual report, proxy statement and other proxy materials at www.investor.prudential.com. Step 3: Follow the instructions on the screen to log in. Step 4: Click the vote button to submit your vote. If you vote by telephone or the Internet, please DO NOT mail back this Voting Instruction Form. Voting Instructions must be received by 11:59 p.m. EDT, May 7, 2008. THANK YOU FOR VOTING

Prudential Financial, Inc.

Annual Meeting of Shareholders

May 13, 2008 at 2:00 p.m. ET

Prudential’s Corporate Headquarters,

751 Broad Street

Newark, New Jersey

Proxy Login Details:

Control Number:

Holder Account Number:

Proxy Access Number:

Your Prudential Financial, Inc. proxy statement and annual report are now available online. You may also vote your shares for the 2008 Annual Shareholder Meeting using the directions provided below.

Proxy Statement (HTML)

http://www3.prudential.com/annualreport/report2008/proxy

Proxy Statement (PDF)

http://www3.prudential.com/annualreport/report2008/proxy/images/Prudential_Proxy2008.pdf

Annual Report (HTML)

http://www3.prudential.com/annualreport/report2008/annual

Annual Report (PDF)

http://www3.prudential.com/annualreport/report2008/annual/images/Prudential_AR2007.pdf

To cast your vote, please logon to the Internet and go to www.investorvote.com/prudential and follow the on-screen instructions. You will be prompted to enter the proxy login details provided above. Votes submitted through this site must be received by 11:59 p.m. EDT, on May 12, 2008.

Thank you for viewing the 2008 Prudential Financial, Inc. Annual Meeting Materials and for submitting your very important vote.

Black – fixed, non-variable template text

Blue – client-provided information

Red – merge fields from proxy data file

Prudential Financial, Inc.

Annual Meeting of Shareholders

May 13, 2008 at 2:00 p.m. ET

Prudential’s Corporate Headquarters,

751 Broad Street

Newark, New Jersey

Proxy Login Details:

Control Number: <012345 >

Holder Account Number: <C1234567891>

Proxy Access Number: <12345>

Your Prudential Financial, Inc. proxy statement and annual report are now available online. You may also vote your shares for the 2008 Annual Shareholder Meeting using the directions provided below.

Proxy Statement (HTML)

http://www3.prudential.com/annualreport/report2008/proxy

Proxy Statement (PDF)

http://www3.prudential.com/annualreport/report2008/proxy/images/Prudential_Proxy2008.pdf

Annual Report (HTML)

http://www3.prudential.com/annualreport/report2008/annual

Annual Report (PDF)

http://www3.prudential.com/annualreport/report2008/annual/images/Prudential_AR2007.pdf

To cast your vote, please logon to the Internet and go to www.investorvote.com and follow the on-screen instructions. You will be prompted to enter the proxy login details provided above. Votes submitted through this site must be received by 11:59 p.m. EDT, on May 7, 2008.

Thank you for viewing the 2008 Prudential Financial, Inc. Annual Meeting Materials and for submitting your very important vote.

CERTAINTY    INGENUITY    ADVANTAGE